                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-73764 and 333-06669).



                                            ARTHUR ANDERSEN LLP


Las Vegas, Nevada
June 2, 1997